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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 1997
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                                STAR BUFFET, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                     000-23099                 84-14307896
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
   of Incorporation)               File Number)             Identification No.)


             440 Lawndale Drive, Salt Lake City, Utah   84115-2917
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             (Address of Principal Executive Offices)   (Zip Code)


        Registrant's telephone number, including area code (801) 463-5500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1997, Star Buffet, Inc., a Delaware corporation (the "Company"), acquired substantially all of the assets of six JJ North's Grand Buffet restaurants from North's Restaurants, Inc., an Oregon corporation ("North's"). The Company and North's also entered into a Management Agreement for a seventh JJ North's Grand Buffet restaurant, located in Olympia, Washington, which the Company has an option to Purchase from North's, as provided in the Asset Purchase Agreement, dated as of July 24, 1997 and amended as of September 29, 1997 (as amended, the "Purchase Agreement"), between North's and the Company (as successor-in-interest to CKE Restaurants, Inc., a Delaware corporation ("CKE")). In connection with the acquisition, the Company acquired $7.0 million principal amount of North's secured senior indebtedness to United States Bank National Association ("U.S. Bank") for cash consideration of $7.0 million. The purchase price required by the Purchase Agreement (which includes the consideration for the Olympia, Washington restaurant) was paid by cancellation of $4.0 million principal amount of the indebtedness acquired from U.S. Bank and $450,000 in cash. The purchase price remains subject to adjustment as provided in the Purchase Agreement.

ITEM 5.

         On September 30, 1997, the Company also completed its initial public offering of 3,000,000 shares of Common Stock, of which 2,400,000 shares were sold by the Company and 600,000 shares were sold by CKE, at an initial public offering price of $12.00 per share. On October 7, 1997, the Company sold an additional 450,000 shares of Common Stock to the Underwriters pursuant to an over-allotment option. Total proceeds to the Company from the offering, net of underwriting discounts and estimated offering expenses, was $31.2 million. In addition to the $450,000 cash paid in connection with the North's Acquisition and the $7.0 million paid to U.S. Bank to acquire certain indebtedness of North's ($4.0 of which has been cancelled), the Company used $7.885 million of the offering proceeds to pay a special dividend to CKE and $495,000 of the offering proceeds to repay certain indebtedness to a subsidiary of CKE.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired. The financial statements of the acquired business required by Item 7(a) will be filed by amendment not later than 60 days after the date on which this report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. The pro forma financial information relative to the acquired business required by Item 7(b) will be filed by amendment not later than 60 days after the date on which this report on Form 8-K must be filed.



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         (c)  Exhibits.

Exhibit
Number
-------
   2.1   Asset Purchase Agreement with North's Restaurants, Inc., dated as of
         July 24, 1997.(1) (2)

   2.2   Amendment No. 1 to Asset Purchase Agreement dated as of
         September 29, 1997.

   99.1 Amended and Restated Credit Agreement, dated as of September 30, 1997, between the Registrant and North's Restaurants, Inc.

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(1)  Incorporated by reference to Exhibit 10.7 to the Company's Registration
     Statement on Form S-1, Registration No. 333-32249.

(2) Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STAR BUFFET, INC.


Date:  October 16, 1997                      By: /s/ Theodore Abajian
                                                 ------------------------------
                                                 Theodore Abajian
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                                   Sequentially
Number   Description                                                     Numbered Page
-------  -----------                                                     -------------
   2.1   Asset Purchase Agreement with North's Restaurants, Inc.,
         dated as of July 24, 1997.(1) (2)

   2.2   Amendment No. 1 to Asset Purchase Agreement dated as of
         September 29, 1997.

   99.1  Amended and Restated Credit Agreement, dated as of
         September 30, 1997, between the Registrant and North's
         Restaurants, Inc.

-------------------
(1) Incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1, Registration No. 333-32249.

(2) Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.